Schedule of Investments (unaudited)
August 31, 2025
 Western Asset Massachusetts Municipals Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.5%
Education — 25.7%
Massachusetts State DFA Revenue:
Babson College, Refunding	4.000%	10/1/41	$875,000	$818,991
Babson College, Refunding	4.000%	10/1/44	700,000	624,157
Brandeis University, Series S, Refunding	5.000%	10/1/40	1,330,000	1,367,117
Foxborough Regional Charter School, Series B, Refunding	5.000%	7/1/37	600,000	600,624
Northeastern University Issue, Refunding	5.000%	10/1/44	1,250,000	1,277,173
Senior National Charter School Revolving Loan Fund, Social Bonds, Series C	4.000%	11/1/46	1,000,000	838,455
Smith College Issue, Refunding	4.000%	7/1/45	1,000,000	908,575
UMass Boston Student Housing	5.000%	10/1/31	600,000	605,857
Worcester Polytechnic Institute	4.000%	9/1/44	2,000,000	1,682,893
Total Education				8,723,842
Health Care — 26.5%
Massachusetts State DFA Revenue:
Beth Israel Lahey Health Inc., Series K, Refunding	5.000%	7/1/38	1,000,000	1,029,610
Beth Israel Lahey Health Inc., Series M	5.000%	7/1/32	750,000	836,056
Mass General Brigham Issue, Series A-1	5.000%	1/31/30	2,000,000	2,178,153 (a)(b)
Orchard Cove Obligation, Refunding	5.000%	10/1/39	250,000	251,933
Orchard Cove Obligation, Refunding	5.000%	10/1/49	700,000	656,927
Southcoast Health System, Series G, Refunding	4.000%	7/1/46	1,000,000	830,985
Southcoast Health System, Series G, Refunding	5.000%	7/1/50	1,500,000	1,441,551
Umass Memorial Health Care Inc., Series N-1, Refunding	5.250%	7/1/50	1,750,000	1,739,533
Total Health Care				8,964,748
Industrial Revenue — 9.9%
Massachusetts State DFA Revenue, Seven Hills Foundation and Affiliates Issue, Refunding	4.000%	9/1/39	500,000	454,061
Massachusetts State DFA, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.250%	5/1/27	1,000,000	962,201 (c)(d)
Massachusetts State Port Authority Revenue, Bosfuel Project, Series A, Refunding	5.000%	7/1/49	2,000,000	1,950,897 (d)
Total Industrial Revenue				3,367,159
Local General Obligation — 3.6%
Plymouth, MA, GO, Refunding	3.500%	5/1/44	1,500,000	1,225,575
Power — 6.1%
Massachusetts State Municipal Wholesale Electric Co. Revenue Bonds:
Cotton Solar Project Issue, Green Bonds, Series A	5.000%	7/1/44	600,000	617,193
Project 2015A Issue, Series A	4.000%	7/1/51	1,000,000	858,849
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	300,000	197,250 *(e)
Series A	5.050%	7/1/42	30,000	19,725 *(e)
Series XX	5.250%	7/1/40	320,000	210,400 *(e)
Series ZZ, Refunding	—	7/1/18	250,000	163,750 *(f)
Total Power				2,067,167
Special Tax Obligation — 13.6%
Massachusetts State Bay Transportation Authority, Senior Sales Tax Revenue, Sustainability Bonds, Series B	5.250%	7/1/54	1,000,000	1,037,155
Massachusetts State DFA Revenue, Broad Institute Inc., Refunding	5.000%	4/1/37	1,500,000	1,521,912
See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
August 31, 2025
 Western Asset Massachusetts Municipals Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — continued
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL	5.500%	1/1/34	$1,025,000	$1,155,119
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	71,000	66,870
CAB, Restructured, Series A-1	0.000%	7/1/46	720,000	227,561
Restructured, Series A-1	4.550%	7/1/40	30,000	28,631
Restructured, Series A-1	4.750%	7/1/53	260,000	233,488
Restructured, Series A-1	5.000%	7/1/58	90,000	82,553
Restructured, Series A-2	4.329%	7/1/40	290,000	268,958
Total Special Tax Obligation				4,622,247
State General Obligation — 5.7%
Massachusetts State, GO, Consolidated Loan, Series E	5.000%	8/1/51	1,500,000	1,522,960
Puerto Rico Commonwealth, GO:
CAB, Restructured, Series A-1	0.000%	7/1/33	7,256	5,081
Restructured, Series A-1	5.625%	7/1/27	6,223	6,436
Restructured, Series A-1	5.625%	7/1/29	6,122	6,525
Restructured, Series A-1	5.750%	7/1/31	5,946	6,525
Restructured, Series A-1	4.000%	7/1/33	5,638	5,516
Restructured, Series A-1	4.000%	7/1/35	115,068	110,336
Restructured, Series A-1	4.000%	7/1/37	225,000	208,992
Restructured, Series A-1	4.000%	7/1/41	35,914	31,270
Restructured, Series A-1	4.000%	7/1/46	6,151	5,084
Subseries CW	0.000%	11/1/43	23,268	14,630 (b)
Total State General Obligation				1,923,355
Transportation — 3.7%
Massachusetts State Port Authority Revenue, Series E	5.000%	7/1/46	1,250,000	1,239,412 (d)
Water & Sewer — 0.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A, Refunding	5.000%	7/1/47	250,000	233,871 (c)

Total Investments before Short-Term Investments (Cost — $35,291,852)				32,367,376
Short-Term Investments — 3.5%
Municipal Bonds — 3.5%
Health Care — 3.5%
Massachusetts State DFA Revenue, Children Hospital Issue, Series U-1, Refunding, LOC - TD Bank N.A. (Cost — $1,200,000)	3.650%	3/1/48	1,200,000	1,200,000 (g)(h)
Total Investments — 99.0% (Cost — $36,491,852)				33,567,376
Other Assets in Excess of Liabilities — 1.0%				327,785
Total Net Assets — 100.0%				$33,895,161

See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund 2025 Quarterly Report

 Western Asset Massachusetts Municipals Fund
*	Non-income producing security.
(a)	Maturity date shown represents the mandatory tender date.
(b)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(e)	The coupon payment on this security is currently in default as of August 31, 2025.
(f)	The maturity principal is currently in default as of August 31, 2025.
(g)
Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the remarketing agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The
SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s
Short-term Obligation Rate Transparency System.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviation(s) used in this schedule:
CAB	—	Capital Appreciation Bonds
DFA	—	Development Finance Agency
GO	—	General Obligation
LOC	—	Letter of Credit
NATL	—	National Public Finance Guarantee Corporation — Insured Bonds
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Western Asset Massachusetts Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Massachusetts Municipals Fund 2025 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$32,367,376	—	$32,367,376
Short-Term Investments†	—	1,200,000	—	1,200,000
Total Investments	—	$33,567,376	—	$33,567,376

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Massachusetts Municipals Fund 2025 Quarterly Report